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                              ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.1


                   Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation by reference in this S-4 Registration Statement of our report dated January 15, 1999 included in Chittenden Corporation's Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this S-4 Registration Statement.


                                              /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
April 2, 1999